SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported): November 18, 2003
                                                            (November 18, 2003)

                              TrustCo Bank Corp NY


              (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                 0-10592                                  14-1630287
       --------------------------          ------------------------------------
         (Commission File Number)             (IRS Employer Identification No.)


                  5 Sarnowski Drive, Glenville, New York 12302
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311
                                                            --------------




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TrustCo Bank Corp NY


Item 5.      Other Events

             A press release was issued on November 18, 2003, declaring a quarterly cash dividend of $0.15 per share, payable January 2, 2004, to the shareholders of record at the close of business on December 5, 2003. Attached is the press release labeled as exhibit 99(a).




Item 7      (c) Exhibits


             Reg S-K Exhibit No.      Description
                    99(a)             One page press  release  dated  November
                                      18,  2003,  declaring a quarterly
                                      cash  dividend  of $0.15  per  share,
                                      payable  January  2,  2004,  to the
                                      shareholders of record at the close of
                                      business on December 5, 2003.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 18, 2003

                                                 TrustCo Bank Corp NY
                                                (Registrant)


                                                 By:/s/ Robert T. Cushing
                                               ----------------------------
                                                 Robert T. Cushing
                                                 President and Chief
                                                 Executive Officer



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                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                               Page
------------------         ------------------------               --------
         99(a)             One page press release dated November 18,
                           2003, declaring a quarterly cash dividend    5
                           of $0.15 per share, payable January 2,
                           2004, to the shareholders of record at the close of business on December 5, 2003.






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            Subsidiary:  Trustco Bank                            NASDAQ-- TRST


Contact: Robert M. Leonard
         Vice President
         518-381-3693



  FOR IMMEDIATE RELEASE:



                         TRUSTCO DECLARES CASH DIVIDEND


Glenville, New York - November 18, 2003. On November 18, 2003, the Board of Directors of TrustCo Bank Corp NY declared a quarterly cash dividend of $0.15 per share, payable January 2, 2004, to the shareholders of record at the close of business on December 5, 2003.

TrustCo Bank Corp NY is a $2.7 billion bank holding company and through its subsidiary, Trustco Bank, operates 68 offices in New York, Vermont, and Florida. In addition, the bank operates a full service Trust Department that has $938 million of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.


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